Exhibit 99.1

THE COAST DISTRIBUTION SYSTEM, INC.

AMENDMENT TO BYLAWS

(Adopted November 15, 2006)

Article II, entitled “Meetings of Stockholders,” of the Bylaws of this Corporation is hereby amended by adding a new Section 14 to Article II, which new Section shall read in its entirety as follows:

Section 14. Order of Business

(A)	Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation may be made, and any proposal or other business may be brought, at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation who was a stockholder of record at the time the Stockholder Notice called for by paragraph (A)(2) of this Section 14 is given, provided that the stockholder (i) will be entitled to vote at that annual meeting and (ii) complies with the advance notice, informational and other procedures set forth hereinafter in this Section 14.

(2) For director nominations to be made at or any proposal or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 14, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with the requirements set forth in this paragraph (A)(2) below (a “Stockholder Notice”), and such proposal or other business must otherwise be a proper matter for stockholder action.

(a) To be timely, a Stockholder Notice must be delivered to the Secretary of the Corporation at the Corporation’s principal executive offices by no later than the close of business on the 120th calendar day in advance of the first (1st) anniversary of the date the Corporation’s proxy statement for the prior year’s annual meeting was first released to the Corporation’s stockholders. If, however, the date of the annual meeting has been changed by more than 30 calendar days from the first (1st) anniversary of the date of the prior year’s annual meeting, or no annual meeting was held in the prior year, then, notwithstanding the first sentence of this subparagraph (a), such written notice must have been given by no later than the close of business on the tenth (10th) day following the day on which notice of the date of the upcoming annual meeting was first publicly announced by the Corporation or was first sent to the Corporation’s stockholders, whichever occurred first.

(b) In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a Stockholder Notice as described above.

(c) The Stockholder Notice shall set forth:

(i) as to each person whom the stockholder proposes to nominate for election or re-election as a director of the Corporation, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to applicable federal securities laws, including, without limitation, Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii) as to any proposal or other business that the stockholder proposes to bring before the annual meeting, a brief description of that proposal or other business, a description of the reasons for bringing that proposal or other business before the annual meeting and a description of any material interest that the stockholder may have in the proposal or other business and, if the proposal or other business is being brought before the meeting on behalf of any beneficial owner of the Corporation’s shares, any material interest that such beneficial owner may have in such proposal or other business; and

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(iii) the name and address of the stockholder giving the notice and of such beneficial owner (if any) on whose behalf any director nomination is proposed to be made at or any proposal or other business is proposed to be brought before the annual meeting, and the class and number of voting shares of the Corporation which are owned beneficially and of record by such stockholder and any such beneficial owner.

(3) Notwithstanding anything in the paragraph (A)(2) of this Section 14 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation specifying that increase by the 120th day prior to the first (1st) anniversary of the date the Corporation’s proxy statement for the prior year’s annual meeting was first released to stockholders, the Stockholders Notice required by this Section 14 also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if that Notice shall be delivered to the Secretary at the principal executive offices of the Corporation by no later than the close of business on the tenth (10th) calendar day following the day on which such public announcement was first made by the Corporation.

(B)	Special Meetings of Stockholders.

(1) The only business that shall be conducted at a special meeting of stockholders shall be the business set forth in the Corporation’s notice of that special stockholders meeting.

(2) If the Corporation’s notice of special stockholders meeting specifies that one or more directors are to be elected at such special meeting, then a stockholder may nominate one or more persons for election to such position(s) on the Board of Directors as are specified in the Corporation’s notice of that special meeting, if:

(a) such stockholder was a stockholder of record at the time of the giving of the Stockholder Notice provided for hereinafter in this Subsection 14(B); and

(b) the stockholder has given the same kind of a written notice as is required by Subsection (A)(2) of this Section 14 with respect to annual meetings, accompanied by the information about the stockholder’s nominee or nominees and about that stockholder and any beneficial owner of shares on whose behalf such nomination or nominations are being made, as set forth in Subparagraphs (a) and (c) of Paragraph (A)(2) above, to the Secretary of the Corporation at the Corporation’s principal executive offices (i) not earlier than the close of business on the 90th day prior to the date of such special meeting and (ii) not later than the close of business on the earlier of the 60th day prior to the date of such special meeting or the 10th day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(C)	General.

(1) Only those persons who are nominated in accordance with the procedures and requirements set forth in above in this Section 14 shall be eligible to stand for election and to serve as directors. Except as otherwise provided by applicable law or by the Corporation’s Certificate of Incorporation or these Bylaws, the chairman of any annual or special stockholders meeting shall have the power and authority to determine the procedures of that meeting, including, without limitation, the authority to determine whether the nomination of a director proposed to be made at or any proposal or other business proposed to be brought before the meeting was made or proposed, as the case may be, in compliance with the applicable requirements and other procedures set forth above in this Section 14. If the chairman determines that there was a failure to comply with any such requirements or procedures, then, the chairman shall have the power and authority, as well, to declare that such nomination or such proposal or other business, as the case may be, shall be disregarded and that no action shall be taken with respect thereto at such meeting.

(2) For purposes of this Section 14, (a) the terms “public announcement” and “publicly announced” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, and (b) any reference to days or a number of days or to a specific day in this Section 14 shall mean calendar days and not business days, unless specifically and expressly provided to the contrary.

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(3) Notwithstanding anything to the contrary that may be contained elsewhere in this Section 14, (a) a stockholder also shall comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 14, and (b) nothing in this Section 14 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock, if any, to elect directors under certain circumstances.

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